UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 12, 2005
PLASTIPAK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Michigan	333-73552	52-2186087

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
41605 Ann Arbor Road, Plymouth, Michigan 48170

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (734) 455-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
Press Release, dated October 12, 2005

     Item 8.01 Other Events.
     On October 12, 2005, Plastipak Holdings, Inc. issued a press release announcing the cash tender offer for any and all of its 10.75% Senior Notes due 2011. A copy of the text of the press release is attached as Exhibit 99.1 hereto.
     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release dated October 12, 2005

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Plastipak Holdings, Inc.

Dated: October 14, 2005	By:	/s/ Michael J. Plotzke

Michael J. Plotzke Treasurer and Chief Financial Officer

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EXHIBIT INDEX
99.1       Press Release dated October 12, 2005

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